SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) January 20, 1998





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Colorado                         0-19027                    84-1057605
--------------------------------------------------------------------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                          1465 Kelly Johnson Boulevard
                           Colorado Springs, Colorado          80920
                   ----------------------------------------  ----------
                   (Address of principal executive offices)  (Zip Code)


Registrant's telephone, including area code:  (719) 531-9444


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 5: Other Information:

     The Registrant issued the following press release, dated January 12, 1998, regarding the appointment of Douglas Mitchell as its President and Chief Executive Officer and a director:

                              FOR IMMEDIATE RELEASE
                              ---------------------

                           SIMTEK CORPORATION APPOINTS
                             CHIEF EXECUTIVE OFFICER

         COLORADO SPRINGS, Colorado - January 12, 1998 - Simtek Corporation today announced the appointment of Mr. Douglas Mitchell as its President and Chief Executive Officer, effective January 1, 1998. He will also join Simtek's Board of Directors.

     Mr. Mitchell joined Simtek in July 1997 as its Chief Operating Officer, reporting to Dr. Richard Petritz, the company's founder. Prior to joining the company he held senior management positions at Array Microsystems, SGS-Thomson Microelectronics, Inmos, Motorola and Texas Instruments. Dr. Petritz will remain in his positions as Chairman of the Board and Chief Financial Officer concentrating on matters of long range planning and direct dealing with the financial community.

     "Doug and I have worked very well together on many issues regarding vendors, customers and company operations. His creative leadership is resulting in expanded market development and improved operating efficiencies. I have complete confidence in his ability to lead the company during this growth period in its development and I am pleased to have someone with his experience take the helm," stated Dr. Petritz.

     "I am eager to accept the challenge of my new roles within the company. Our efforts to develop a strong market for our new 256K nvSRAM product family should result in strong growth in the new year," stated Doug Mitchell. "Simtek's improving cost structure and new products give us the opportunity to expand our sales into larger markets."

     Simtek  Corporation   develops,   produces  and  markets  high  performance
nonvolatile semiconductor memories. Information on Simtek products can be obtained from its web page www.simtek.com, email info@simtek.com or by calling
(719) 531-9444 or FAX (719) 531-9481. The company is headquartered in Colorado Springs, Colorado, with international sales and marketing channels. Simtek is listed under the symbol SRAM on the OTC Electronic Bulletin Board.

For more information contact:

Communications Department
Simtek Corporation
1465 Kelly Johnson Boulevard
Colorado Springs, CO  80920
(719) 531-9444; Fax (719) 531-9481



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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                     SIMTEK CORPORATION


                                           /s/Richard L. Petritz
January 20, 1998                     By:_______________________________________
                                           RICHARD L. PETRITZ
                                           Chief Financial Officer



















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